Exhibit 99.1

McDermott Will & Emery

340 Madison Ave.

New York, NY 10173-1922

Tel: (212) 547-5429

Fax: (212) 547-5444

Kristin K. Going

E-mail: kgoing@mwe.com

Attorney for the Motors Liquidation Company GUC Trust

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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In re MOTORS LIQUIDATION COMPANY, et al., f/k/a General Motors Corp., et al Debtors.	: : : : : : : : :	Chapter 11 Case No. 09-50026 (MG) (Jointly Administered)
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MOTORS LIQUIDATION COMPANY GUC TRUST

QUARTERLY GUC TRUST REPORTS AS OF DECEMBER 31, 2019

The Motors Liquidation Company GUC Trust (the “GUC Trust”), by its undersigned counsel, pursuant to the Second Amended and Restated Motors Liquidation Company GUC Trust Agreement dated July 30, 2015, by and between the parties thereto (the “GUC Trust Agreement”) and in accordance with Paragraph 31 of the order of this Court dated March 29, 2011 confirming the Debtors’ Second Amended Joint Chapter 11 Plan of liquidation dated March 18, 2011 of Motors Liquidation Company and its affiliated post-effective date debtors (the “Confirmation Order”), hereby files the following for the most recently ended fiscal quarter of the GUC Trust.

Reporting required under Section 6.2(c)(i) of the GUC Trust Agreement for the fiscal quarter ended December 31, 2019 is annexed hereto as Exhibit A (the “6.2(c) Report”).

The quarterly variance report as described in the third sentence of Section 6.4 of the GUC Trust Agreement for the fiscal quarter ended December 31, 2019, in accordance with the Order Authorizing the GUC Trust Administrator to Liquidate New GM Securities for the Purpose of Funding Fees, Costs and Expenses of the GUC Trust and the Avoidance Action Trust, dated March 8, 2012, is annexed hereto as Exhibit B (the “Budget Variance Report”).

The 6.2(c) Report is not intended to constitute, and should not be construed as, investment advice. The 6.2(c) Report has been provided to comply with the GUC Trust Agreement and Confirmation Order and is for informational purposes only and may not be relied upon to evaluate the merits of investing in any securities or interests referred to herein.

The GUC Trust has no officers, directors or employees. The GUC Trust and Wilmington Trust Company, solely in its capacity as trustee and trust administrator (the “GUC Trust Administrator”), rely solely on receiving accurate information, reports and other representations from GUC Trust professionals and other service providers to the GUC Trust. In submitting the GUC Trust Reports and executing any related documentation on behalf of the GUC Trust, the GUC Trust Administrator has relied upon the accuracy of such reports, information and representations.

Dated: New York, New York

            February 19, 2019

McDermott Will & Emery

By:	/s/ Kristin K. Going

Kristin K. Going 340 Madison Avenue
New York, NY 10173-1922
Tel: (212) 547-5429
Fax: (212) 547-5444
E-mail: kgoing@mwe.com
Attorney for the Motors Liquidation Company GUC Trust

EXHIBIT A

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)
		As of Effective Date	As of September 30, 2018	As of December 31, 2018	As of March 31, 2019	As of June 30, 2019	As of September 30, 2019	As of December 31, 2019 (prior to current quarter activity)	Cumulative December 31, 2019 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
A.	Number of Units Outstanding	0	31,855,506	31,855,504	31,855,504	31,855,504	31,855,504	32,086,501	32,086,501	—	32,086,501	(3)
B.	GUC Trust Distributable Assets											(4)
	GUC Trust Common Stock Assets	150,000,000	—	—	—	—	—	—	—
	GUC Trust Warrant Assets “A”	136,363,635	—	—	—	—	—	—	—
	GUC Trust Warrant Assets “B”	136,363,635	—	—	—	—	—	—	—
	GUC Trust Dividend Assets	$0	$12,714,250	$12,714,229	$12,714,229	$12,714,229	$12,714,227	$9,054,338	$9,054,338	$—	$8,914,607
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$445,203,415	$445,202,661	$445,202,661	$445,202,661	$445,202,630	$317,046,212	$317,046,212	$—	$312,153,403
C.	Claims Summary											(5)
	Total Allowed Amount (i.e., all currently Allowed General Unsecured Claims as of date specified)	$29,770,812,132	$31,855,431,837	$31,855,431,837	$31,855,431,837	$31,855,431,837	$32,086,431,837	$32,086,431,837	$32,086,431,837
	Maximum Amount of all Disputed General Unsecured Claims (in the aggregate)	$8,153,859,851	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$—	$—	$—
	Maximum Amount of all Unresolved Term Loan Avoidance Action Claims (in the aggregate)	$1,500,000,000	$1,494,842,851	$1,494,842,851	$1,494,842,851	$1,494,842,851	$—	$—	$—
	Maximum Amount of all Unresolved Other Avoidance Action Claims (in the aggregate)	$0	$0	$0	$0	$0	$0	$0	$0
	Aggregate Maximum Amount (i.e., Maximum Amount of all Disputed General Unsecured Claims, Term Loan Avoidance Action Claims and Unresolved Other Avoidance Action Claims)	$9,653,859,851	$1,544,842,851	$1,544,842,851	$1,544,842,851	$1,544,842,851	$—	$—	$—
	Current Total Amount	$39,424,671,983	$33,400,274,688	$33,400,274,688	$33,400,274,688	$33,400,274,688	$32,086,431,837	$32,086,431,837	$32,086,431,837

		Per section 6.2 (c)(i)
		As of Effective Date	As of September 30, 2018	As of December 31, 2018	As of March 31, 2019	As of June 30, 2019	As of September 30, 2019	As of December 31, 2019 (prior to current quarter activity)	Cumulative December 31, 2019 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
D.	Holdback											(6	)(7)
	Protective Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Common Stock Assets	95,060	0	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Protective Holdback - GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “A”	86,414	0	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0
	Protective Holdback - GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “B”	86,414	0	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0
	Protective Holdback - other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0
	Additional Holdback - other GUC Trust Distributable Cash	$0	$16,205,515	$18,315,008	$10,330,250	$7,072,052	$53,518,211	$57,871,792	$57,871,792
	Reporting and Transfer Holdback - other GUC Trust Distributable Cash	$0	$7,874,343	$5,764,850	$1,692,510	$4,950,753	$20,091,093	$20,630,402	$20,630,402
	Taxes on Distribution Holdback - other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0
	Protective Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0
	Additional Holdback - GUC Trust Dividend Assets	$0	$462,854	$523,095	$295,065	$202,018	$1,528,427	$1,652,755	$1,652,755
	Reporting and Transfer Holdback - GUC Trust Dividend Assets	$0	$224,876	$164,634	$48,336	$141,384	$573,762	$589,164	$589,164
	Taxes on Distribution Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0

		Per section 6.2 (c)(i)
		As of Effective Date	As of September 30, 2018	As of December 31, 2018	As of March 31, 2019	As of June 30, 2019	As of September 30, 2019	As of December 31, 2019 (prior to current quarter activity)	Cumulative December 31, 2019 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
E.	Claim Disposition											(5)
	Resolved Allowed General Unsecured Claims allowed	Not applicable	$(2,419)	$0	$0	$0	$231,000,000	$0	$2,314,316,020
	Disputed General Unsecured Claims disallowed	Not applicable	$2,419	$0	$0	$0	$1,313,842,851	$0	$7,339,543,831
	Unresolved Term Loan Avoidance Action Claims resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0	$0	$0
	Other Avoidance Action Claims, resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0	$0	$0
F.	Distributions in respect of Resolved Allowed General Unsecured Claims of -											(1	)(8)
	GUC Common Stock Assets	0	0	0	0	0	0	0	121,477,839	0	121,477,695
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	110,434,452	0	110,434,410
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	110,434,452	0	110,434,410
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$1,901,103	$1,928,900	$0	$1,928,900
	other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$66,570,015	$67,088,379	$0	$67,088,379
G.	Distributions in respect of Units of -											(1)
	GUC Common Stock Assets	0	0	0	0	0	0	0	15,852,786	0	15,852,786
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	14,411,619	0	14,411,619
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	14,411,619	0	14,411,619
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$10,059,204	$0	$10,059,204
	other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$235,227,043	$0	$235,227,043

1 of 2

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)
		As of Effective Date	As of September 30, 2018	As of December 31, 2018	As of March 31, 2019	As of June 30, 2019	As of September 30, 2019	As of December 31, 2019 (prior to current quarter activity)	Cumulative December 31, 2019 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
H.	Excess GUC Trust Distributable Assets reserved for distribution to holders of Units of -											(2	)(9)
	GUC Common Stock Assets	0	0	0	0	0	0	0	0	0	$—
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0	0	$—
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0	0	$—
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$9,054,022	$9,054,022	$8,914,292	$8,914,292
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$317,039,526	$317,039,526	$312,146,717	$312,146,717
I.	Additional Shares received (whether held by MLC or the GUC Trust)	0	0	0	0	0	0	0	0
Memo	Supplemental Information - In respect of distributions to newly Resolved Allowed General Unsecured Claims at next quarterly distribution
	Number of Units to Resolved Allowed General Unsecured Claims									0
	Distributions in respect of Resolved Allowed General Unsecured Claims of -
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0
	Excess GUC Trust Distributable Assets
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0

		Per section 6.2 (c)(i)
		As of Effective Date	As of September 30, 2018	As of December 31, 2018	As of March 31, 2019	As of June 30, 2019	As of September 30, 2019	As of December 31, 2019 (prior to current quarter activity)	Cumulative December 31, 2019 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
Memo	Supplemental Information - Claims Summary											(10)
	Total filed claims		$216,722,310,724	$216,722,310,724	$216,722,310,724	$216,722,310,724	$216,953,310,724	$216,953,310,724
	Total scheduled only, liquidated claims		$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409
	Total filed and scheduled claims		$220,493,610,134	$220,493,610,134	$220,493,610,134	$220,493,610,134	$220,724,610,134	$220,724,610,134
	Claims as currently ordered		$31,905,431,837	$31,905,431,837	$31,905,431,837	$31,905,431,837	$32,086,431,837	$32,086,431,837
	Term Loan Avoidance Action		$1,494,842,851	$1,494,842,851	$1,494,842,851	$1,494,842,851	$0	$0
	Current Total Amount		$33,400,274,688	$33,400,274,688	$33,400,274,688	$33,400,274,688	$32,086,431,837	$32,086,431,837
	Claims summary by category (as currently ordered)
	Accounts Payable and Executory Contracts		$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
	Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
	Debt		$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
	Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
	Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
	Litigation		$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333
	Workers Compensation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
	Other		$51,949,831	$51,949,831	$51,949,831	$51,949,831	$232,949,831	$232,949,831
	Claims summary by category (allowed amounts)
	Accounts Payable and Executory Contracts		$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
	Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
	Debt		$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
	Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
	Environmental		$239,537,417	$239,537,417	$207,423,411	$207,423,411	$207,423,411	$207,423,411
	Litigation		$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333
	Workers Compensation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
	Other		$1,949,831	$1,949,831	$1,949,831	$1,949,831	$232,949,831	$232,949,831

2 of 2

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

December 31, 2019

(1)

The Initial Distribution Date took place on or about April 21, 2011 (with a secondary distribution on or about May 26, 2011 to certain holders of allowed claims as of the Initial Distribution Date who did not receive the April 21, 2011 distribution). Since the Initial Distribution Date, the GUC Trust has made distributions in any quarter where (i) Disputed General Unsecured Claims or Unresolved Term Loan Avoidance Action Claims were allowed during the immediately preceding quarter, or (ii) where the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold, except with respect to the quarters ended September 30, 2019 and December 31, 2019 described below. These footnotes describe only the distributions presented in the accompanying section 6.2(c) Report; for further information on prior distributions, please see the prior section 6.2(c) Reports available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

During the quarter ended September 30, 2018, no Unresolved Term Loan Avoidance Action Claims were allowed, and thus the GUC Trust was not required to distribute any assets to holders of such claims. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended September 30, 2018, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended December 31, 2018, no Unresolved Term Loan Avoidance Action Claims were allowed, and thus the GUC Trust was not required to distribute any assets to holders of such claims. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended December 31, 2018, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended March 31, 2019, no Unresolved Term Loan Avoidance Action Claims were allowed, and thus the GUC Trust was not required to distribute any assets to holders of such claims. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended March 31, 2019, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended June 30, 2019, no Unresolved Term Loan Avoidance Action Claims were allowed, and thus the GUC Trust was not required to distribute any assets to holders of such claims. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended June 30, 2019, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended September 30, 2019, certain Unresolved Term Loan Avoidance Action Claims were allowed, and thus the GUC Trust was required to make a distribution of $68,471,118 to holders of such claims. As of September 30, 2019, distributions of $52,475,495 had been made with respect to such claims with the balance remaining in distributions payable. As of September 30, 2019, there were no remaining Unresolved Term Loan Avoidance Claims or Disputed General Unsecured Claims. In addition, as of September 30, 2019, the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold, primarily as a result of the release of distributable assets of the GUC Trust that were previously set aside in respect of Unresolved Term Loan Avoidance Action Claims. Due to the uncertainty regarding potential alleged Disputed General Unsecured Claims related to the GM Recall matter, and the pending Motion of Wilmington Trust Company, as GUC Trust Administrator, For An Order (A) Authorizing the Expedited Payment of Excess GUC Distributable Assets Pursuant to Section 5.4 of the GUC Trust Agreement, and (B) Approving Such Distribution as an Appropriate Exercise of the GUC Trust Administrator’s Rights, Powers, and/or Privileges Pursuant to Section 8.1(e) of the GUC Trust Agreement (the “Excess Distribution Motion”), the GUC Trust did not make a distribution to holders of Units in respect of such quarter.

As of December 31, 2019, the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold. Due to the uncertainty regarding potential alleged Disputed General Unsecured Claims related to the GM Recall matter, and the pending Motion of Wilmington Trust Company, as GUC Trust Administrator, For An Order (A) Authorizing the Expedited Payment of Excess GUC Distributable Assets Pursuant to Section 5.4 of the GUC Trust Agreement, and (B) Approving Such Distribution as an Appropriate Exercise of the GUC Trust Administrator’s Rights, Powers, and/or Privileges Pursuant to Section 8.1(e) of the GUC Trust Agreement (the “Excess Distribution Motion”), the GUC Trust does not currently plan on making a distribution to holders of Units at this time.

(2)

On January 14, 2014, New GM declared a dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on March 28, 2014. On April 8, 2014, New GM declared a second quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on June 26, 2014. On August 12, 2014, New GM declared a third quarterly dividend of $.30 per share on the shares of New GM Common Stock and paid such dividend on September 26, 2014. On October 7, 2014, New GM declared a fourth quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on December 23, 2014. On January 21, 2015, New GM declared a fifth quarterly dividend of $.30 per share on the shares of New GM Common Stock and paid such dividend on March 24, 2015. On April 13, 2015, New GM declared a sixth quarterly dividend of $.36 per share on the shares of New GM Common Stock and paid such dividend on June 23, 2015. Each of the foregoing dividends, to the extent paid on or prior to or declared in the quarter subsequent to the applicable date of measurement are referred to herein as “Current Dividends.”

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

December 31, 2019

On June 3, 2015, the GUC Trust Administrator filed a motion (the “Liquidation Motion”) with the Bankruptcy Court seeking an order authorizing the GUC Trust Administrator to exercise and/or liquidate the GUC Trust’s holdings of New GM Warrants and New GM Common Stock. On July 2, 2015, the Bankruptcy Court entered an order granting the relief requested in the Liquidation Motion (the “Liquidation Order”). Following entry of the Liquidation Order, and in compliance therewith, the GUC Trust Administrator exercised all of the New GM Warrants then held by the GUC Trust using a cashless exercise feature, and then liquidated all of its holdings of New GM Common Stock (including the proceeds of the exercised New GM Warrants) for cash (the proceeds thereof “GUC Trust Cash”).

As of the quarter ended December 31, 2019, but prior to current quarter activity and post-closing adjustments, the GUC Trust’s Distributable Assets consisted solely of $326,100,550 in cash and marketable securities ($317,046,212 which represents the proceeds of the liquidated New GM Securities that were categorized as GUC Trust Distributable Assets, and $9,054,338 which represents Dividend Assets).

The following table summarizes the changes in the cash and marketable securities that comprise the GUC Trust’s “Distributable Assets as of December 31, 2019 (prior to current quarter activity)” to the “Excess GUC Trust Distributable Assets including current quarter activity and post-closing adjustments”.

Reconciliation of Excess GUC Trust Distributable Assets per 6.2(c) report	Other GUC Trust Distributable Cash	GUC Trust Dividend Assets	Total Other GUC Trust Distributable Cash and GUC Trust Dividend Assets
GUC Trust Distributable Assets as of December 31, 2019 (prior to current quarter activity)	$317,046,212	$9,054,338	$326,100,550
Distributions made or payable for newly Allowed Claims	—	—	—
Adjustments to “set aside” Other GUC Trust Distributable Cash and GUC Trust Dividend Assets	(4,892,809)	(139,731)	(5,032,540)
Excess Distribution payable	(312,146,717)	(8,914,292)	(321,061,009)
Excess Distribution withheld from distribution	312,146,717	8,914,292	321,061,009

Excess GUC Trust Distributable Assets as of December 31, 2019 including amounts in respect of current quarter activity and post-closing adjustments)	$312,153,403	$8,914,607	$321,068,010

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

December 31, 2019

(3)

Units represent the contingent right to receive, on a pro rata basis as provided in the Plan, Excess GUC Trust Distributable Assets (as described in greater detail in Sections G and H hereof). As a result of the no-action relief received from the SEC in May 2012 (which provided that the SEC would not recommend enforcement if the Units were issued in a global transferable form but were not registered under Section 12(g) of the Securities Exchange Act of 1934, as amended), each holder of an Allowed General Unsecured Claim is issued Units in global form only, registered in the name of and held only through the participants of DTC, as depositary. Previous to the receipt of such no-action relief, the Units were evidenced by appropriate notation on the books and records of the GUC Trust only and were not held through DTC.

Units are issued at a ratio of one Unit for each $1,000 in amount of allowed general unsecured claims. Units in respect of general unsecured claims allowed as of the Initial Distribution were not issued until after the Effective Date. Hence, for purposes of this presentation only, Units outstanding as of the Effective Date are deemed to be zero. The 32,086,501 Units outstanding as of December 31, 2019 correlate to the $32.09 billion in allowed claims as of December 31, 2019. The Number of Units outstanding as of December 31, 2019 does not directly correspond to allowed claims as of December, 31, 2019 on a 1 to 1,000 basis because 69 additional Units were issued due to rounding.

(4)

The amounts reported as GUC Trust Distributable Assets are net of liquidating distributions payable in respect of Allowed General Unsecured Claims and set asides associated with Wind-Down Costs and Reporting and Transfer Costs as further described in Notes 2, 3 and 4 of the Notes to the Financial Statements of the GUC Trust for the quarter ended September 30, 2019 as previously filed.

(5)

The categories presented under Sections C and E hereof correspond to terms defined in the GUC Trust Agreement and further described in Notes 2, 3 and 4 of the Notes to the Financial Statements of the GUC Trust for the quarter ended September 30, 2019, as previously filed.

(6)

Section 2.3(e)(i) of the GUC Trust Agreement required MLC, on behalf of the GUC Trust, to sell New GM Securities in the approximate amount of $5.75 million on, or as soon as reasonably practical after, the Effective Date of the Plan. The proceeds of this sale were required to be used to provide the initial funding for certain reporting costs of the GUC Trust (“Reporting and Transfer Costs”). In respect thereof, on May 24, 2011, MLC, on behalf of the GUC Trust, sold 87,182 shares of New GM Common Stock and 79,256 warrants of each class of warrants, resulting in cash proceeds of $5,649,328 (the “Reporting and Transfer Cash”), which proceeds were held by MLC on behalf of the GUC Trust until MLC’s dissolution on December 15, 2011. On December 15, 2011, MLC transferred, net of payments already made on account of such Reporting and Transfer Costs, $2,049,608 of these funds to the GUC Trust and $500,000 to the Avoidance Action Trust in accordance with Section 2.3 of the GUC Trust Agreement.

In addition to the initial funding of the Reporting and Transfer Costs as described above, the GUC Trust Agreement (together with the Liquidation Order) affords the GUC Trust Administrator, with the approval of the GUC Trust Monitor, the discretion and authority to set aside from distribution GUC Trust Cash (including Dividend Assets) in amounts sufficient to satisfy (i) any current or projected fees, costs and expenses (including certain tax obligations and administrative costs) of the GUC Trust (the “Wind-Down Costs”) that were not

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

December 31, 2019

budgeted or exceed the amounts budgeted for use from the funds contributed by MLC on the Effective Date of the Plan for purposes of satisfying such Wind-Down Costs, (ii) any current or projected Reporting and Transfer Costs that exceed the then currently available funds, or (iii) any current or projected income tax liabilities of the GUC Trust arising from the disposition of New GM Securities (“Taxes on Distribution”). This process is not related to, and is separate from, the process of recognizing any current and deferred income tax liabilities, as well as reserves for expected costs of liquidation in the Statement of Net Assets in Liquidation, as a matter of financial reporting. Such liabilities and reserves must be determined in accordance with generally accepted accounting principles applicable to the GUC Trust. By contrast, the estimates of projected costs and potential liabilities for which the GUC Trust may set aside GUC Trust Cash (including Dividend Assets) are generally made on a more conservative (i.e., more inclusive) basis over the duration of the GUC Trust and include contingencies and amounts of any potential income tax liabilities that are not permitted to be recognized under applicable accounting standards. The GUC Trust Administrator may use GUC Trust Cash (including Dividend Assets) that has been set aside from distribution to fund (with the required approval of the Bankruptcy Court) the current or projected Wind-Down Costs or Reporting and Transfer Costs of the GUC Trust and (with the required approval of the GUC Trust Monitor) any current and potential Taxes on Distribution.

Beginning in the fiscal quarter ended December 2011, the GUC Trust Administrator set aside from distribution, in accordance with Sections 6.1(b), 6.1(c), and 6.1(d) of the GUC Trust Agreement and with the approval of the GUC Trust Monitor, New GM Securities and/or GUC Trust Cash, as applicable, in amounts that the GUC Trust Administrator determined was necessary to satisfy then current and projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution of the GUC Trust. Because the GUC Trust Administrator reevaluated (and continues to reevaluate) the projected Wind-Down Costs and Reporting and Transfer Costs and the potential Taxes on Distribution of the GUC Trust on a quarterly basis, the amount of set aside GUC Trust Cash (or, when applicable in prior quarters, New GM Securities) necessarily fluctuates over time.

While the GUC Trust has employed various methodologies for calculating the set asides associated with Wind-Down Costs and Reporting and Transfer Costs (the “Administrative Costs Set Aside Methodology”) and potential Taxes on Distribution (the “Taxes on Distribution Set Aside Methodology”), during the periods presented in the accompanying section 6.2(c) Report such set asides were calculated in the following manner (for further information on prior periods, please see the prior section 6.2(c) Reports available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/ ):

•

Administrative Costs Set Aside Methodology: GUC Trust Cash (including Dividend Assets) is set aside from distribution in an amount equal to the estimates of projected unfunded Wind-Down Costs (including Dividend Taxes (defined below) and income taxes on investment income) and Reporting and Transfer Costs; and

•

Taxes on Distribution Set Aside Methodology: GUC Trust Cash (including Dividend Assets) is set aside from distribution in an amount equal to estimates of potential Taxes on Distribution. Estimates of potential Taxes on Distribution are arrived at by applying the applicable U.S. federal income tax rate to realized capital gains that are still subject to adjustment by the Internal Revenue Service, less current period losses (exclusive of Current Dividends and investment income) and estimated future tax deductible expenses. Such realized capital gains are determined using the tax basis of the New GM Securities based on the date of transfer of record ownership of the New GM Securities on December 15, 2011 and the tax basis of the New GM Common Stock received from the exercise of New GM Warrants.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

December 31, 2019

In March 2012, December 2012, and January 2015, the GUC Trust Administrator sought and received authority from the Bankruptcy Court to liquidate set aside New GM Securities (and use associated Dividend Assets) for the purposes of funding then current and projected Wind-Down Costs and Reporting and Transfer Costs for the calendar years 2011 through 2015, as well as certain fees, costs and expenses of the Avoidance Action Trust (“Avoidance Action Trust Administrative Costs”) estimated for the calendar years 2012, 2013 and 2014 (collectively, the “Initial Cost Funding Orders”). In the aggregate, pursuant to the Initial Cost Funding Orders, the GUC Trust liquidated (i) 640,855 shares of New GM Common Stock and 582,580 warrants of each class of warrant for the aggregate proceeds of $37,670,068 (including $123,160 of associated Dividend Assets) in respect of Wind-Down Costs; (ii) 315,764 shares of New GM Common Stock and 287,051 warrants of each class of warrant for the aggregate proceeds of $18,354,464 (including $46,728 of associated Dividend Assets) in respect of Reporting and Transfer Costs; and (iii) 269,422 shares of New GM Common Stock and 244,929 warrants of each class of warrant for the aggregate proceeds of $13,715,264 in respect of Avoidance Action Trust Administrative Costs (which amount was subsequently transferred to the Avoidance Action Trust). Copies of the Initial Cost Funding Orders are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

On November 17, 2015, the GUC Trust Administrator filed a motion seeking authority from the Bankruptcy Court to reallocate certain set aside GUC Trust Cash for use in funding projected Wind-Down Costs and Reporting and Transfer Costs for the calendar year 2016 (the “2016 Reallocation Motion”). In the aggregate, the 2016 Reallocation Motion sought authority to reallocate $7,518,800 in GUC Trust Cash for the purposes of satisfying projected Wind-Down Costs and $4,528,000 for the purposes of satisfying projected Reporting and Transfer Costs. On December 7, 2015, the Bankruptcy Court entered an order authorizing the 2016 Reallocation Motion (the “2016 Reallocation Order”). Copies of the 2016 Reallocation Motion and 2016 Reallocation Order are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

On January 20, 2017, the GUC Trust Administrator filed a motion seeking authority from the Bankruptcy Court to reallocate certain set aside GUC Trust Cash for use in funding projected Wind-Down Costs and Reporting and Transfer Costs for the calendar year 2017 (the “2017 Reallocation Motion”). In the aggregate, the 2017 Reallocation Motion sought authority to reallocate $4,970,600 in GUC Trust Cash for the purposes of satisfying projected Wind-Down Costs and $4,961,400 for the purposes of satisfying projected Reporting and Transfer Costs. On February 21, 2017, the Bankruptcy Court entered an order authorizing the 2017 Reallocation Motion (the “2017 Reallocation Order”). Copies of the 2017 Reallocation Motion and 2017 Reallocation Order are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

On February 15, 2018, the GUC Trust Administrator filed a motion seeking authority from the Bankruptcy Court to reallocate certain set aside GUC Trust Cash for use in funding projected Wind-Down Costs and Reporting and Transfer Costs for the calendar year 2018 (the “2018 Reallocation Motion”). In the aggregate, the 2018 Reallocation Motion sought authority to reallocate $9,051,300 in GUC Trust Cash for the purposes of satisfying projected Wind-Down Costs and $4,554,500 for the purposes of satisfying projected Reporting and Transfer Costs. On March 6, 2018, the Bankruptcy Court entered an order authorizing the 2018 Reallocation Motion (the “2018 Reallocation Order”). Copies of the 2018 Reallocation Motion and 2018 Reallocation Order are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

December 31, 2019

As of September 30, 2018, the GUC Trust had set aside from distribution $24,767,588 to fund projected Wind-Down Costs and Reporting and Transfer Costs.

On December 19, 2018, the GUC Trust Administrator filed a motion seeking authority from the Bankruptcy Court to reallocate certain set aside GUC Trust Cash for use in funding projected Wind-Down Costs and Reporting and Transfer Costs for the calendar year 2019 (the “2019 Reallocation Motion”). In the aggregate, the 2019 Reallocation Motion sought authority to reallocate $8,231,500 in GUC Trust Cash for the purposes of satisfying projected Wind-Down Costs and $4,170,000 for the purposes of satisfying projected Reporting and Transfer Costs. On January 23, 2019, the Bankruptcy Court entered an order authorizing the 2019 Reallocation Motion (the “2019 Reallocation Order”). Copies of the 2019 Reallocation Motion and 2019 Reallocation Order are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

As of December 31, 2018, the GUC Trust had set aside from distribution $24,767,588 to fund projected Wind-Down Costs and Reporting and Transfer Costs.

As of March 31, 2019, the GUC Trust had set aside from distribution $12,366,159 to fund projected Wind-Down Costs and Reporting and Transfer Costs.

As of June 30, 2019, the GUC Trust had set aside from distribution $12,366,207 to fund projected Wind-Down Costs and Reporting and Transfer Costs.

As of September 30, 2019, the GUC Trust had set aside from distribution $75,711,492 to fund projected Wind-Down Costs and Reporting and Transfer Costs.

During the three months ended December 31, 2019, the amount of GUC Trust Cash set aside from distribution to fund projected Wind-Down Costs and Reporting and Transfer Costs of the GUC Trust increased by $5,032,621 from the cash set aside as of September 30, 2019, with the total amount of such set aside cash aggregating $80,744,113 as of December 31, 2019. Such overall increase was primarily associated with an increase in projected Wind-Down Costs over the remaining liquidation period.

During all periods presented in the accompanying section 6.2(c) Report, other than for the quarters ended September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, the amount of GUC Trust Cash (including Dividend Assets) set aside from distribution to fund projected Wind-Down Costs, Reporting and Transfer Costs and potential Taxes on Distribution was sufficient to satisfy such projected costs and potential taxes as estimated by the GUC Trust in accordance with the above detailed Administrative Costs Set Aside Methodology and the Taxes on Distribution Set Aside Methodology. For the quarter ended September 30, 2018, the set aside for potential Wind-Down Costs and Reporting and Transfer Costs was only $24,767,588, for a net shortfall of $7,807,683 from projected costs. For the quarter ended December 31, 2018, the set aside for potential Wind-Down Costs and Reporting and Transfer Costs was only $24,767,588, for a net shortfall of $8,912,866 from projected costs. For the quarter ended March 31, 2019, the set aside for potential Wind-Down Costs and Reporting and Transfer Costs was only $12,366,159, for a net shortfall of $13,273,977 from projected costs. For the quarter ended June 30, 2019, the set aside for potential Wind-Down Costs and Reporting and Transfer Costs was only $12,366,207, for a net shortfall of $68,558,199 from projected costs. Accordingly, as of September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, the set aside for potential Wind-Down Costs and Reporting and Transfer Costs was insufficient to satisfy in full the Administrative Costs Set Aside Methodology.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

December 31, 2019

It is the view of the GUC Trust Administrator, after consultation with the GUC Trust Monitor and Trust Professionals, that the Administrative Costs Set Aside Methodology is a generally conservative methodology for calculating the unfunded projected administrative costs of the GUC Trust. Accordingly, it is the view of the GUC Trust Administrator and GUC Trust Monitor that the cash currently held in the set asides for Wind-Down Costs and Reporting and Transfer Costs would be sufficient to satisfy the administrative and reporting costs of the GUC Trust as of the date of this report. However, there can be no assurance that the cash set aside to fund projected Wind-Down Costs and Reporting and Transfer Costs will be sufficient to fund such costs and liabilities as they are actually incurred. In addition, there can be no assurance that, as a result of future evaluations, additional amounts of cash will not need to be set aside or utilized to fund additional costs and liabilities, beyond those that are currently included in the GUC Trust’s estimates.

(7)

The GUC Trust incurs a federal income tax liability at a rate of 37% on all cash dividends received in respect of New GM Common Stock that was held by the GUC Trust (“Dividend Taxes”) (unless such tax liability is reduced by utilization of net operating losses). Pursuant to the GUC Trust Agreement, Dividend Taxes (like certain other taxes) must be paid by the GUC Trust from the use of Excess GUC Trust Distributable Assets and not from the cash proceeds of the dividend itself. However, the cash dividends received on New GM Common Stock which ultimately comprise Excess GUC Trust Distributable Assets will be distributed, pro rata, to holders of Units when the liquidated proceeds of such New GM Common Stock is included in a distribution of Excess GUC Trust Distributable Assets.

During all periods presented in the accompanying section 6.2(c) Report, the GUC Trust Administrator included in the set aside for Wind-Down Costs an amount of GUC Trust Cash (including Dividend Assets) that would be sufficient upon reallocation, in the GUC Trust Administrator’s estimation, to satisfy Dividend Taxes relating to the then Current Dividends.

(8)

Distributions to holders of Resolved Allowed General Unsecured Claims include (a) the cash equivalent of distributions such claimants would have received had their claims been allowed as of the Initial Distribution Date, and (b) to the extent Excess GUC Trust Distributable Assets have previously been made available to Unit holders and/or are being made available at the time of the relevant distribution, additional cash assets in respect of their being beneficiaries of certain numbers of Units.

(9)

Pursuant to the Plan, no portion of the initial distribution to claimants was made “in respect of Units.” Only subsequent distributions of Excess GUC Trust Distributable Assets are made “in respect of Units.”

As described in footnote (1) above, no distributions to holders of Units were made in any quarter where the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold. Undistributed Excess GUC Trust Distributable Assets are reported in section H as Excess GUC Trust Distributable Assets set aside for distribution to holders of Units and will be held by the GUC Trust until further determination pursuant to 5.4(d) of the GUC Trust Agreement and/or a decision from the Bankruptcy Court on the pending Excess Distribution Motion.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

December 31, 2019

(10)

Categorizations represent a subjective assessment by the GUC Trust as to the nature of the underlying claims based on information provided by the claimant and/or contained in the books and records of the GUC Trust. Such categorizations are subject to change at the sole discretion of the GUC Trust and without notice to any party. Amounts represented herein represent Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered represent unsecured claims at either, as applicable, (i) original amounts as filed, (ii) amounts as currently reclassified or reduced by court order, or (iii) amounts as allowed per executed or ordered settlement. The amounts as allowed represent Allowed Class 3 General Unsecured Claims (as defined in the Plan).

EXHIBIT B

MLC GUC Trust

Wind-Down

Actual vs. Approved Budget Report

($ in thousands)

		Oct - Dec 2019 Actual (1)	Oct - Dec 2019 Budget (2)	Actual o(u) Budget		Notes
				$	%
1	AlixPartners	$50.4	$50.0	$0.4	1%
3	ADR	0.0	5.0	(5.0)	0%

4	Total Professional Fees	$50.4	$55.0	$(4.6)	(8%)

5	Garden City Group	$11.5	$15.0	$(3.5)	(23%)	Lower than anticipated noticing expenses.
6	GUC Trustee Fees - Wilmington	354.6	357.7	(3.1)	(1%)
7	GUC Trustee Legal-MWE	410.3	375.0	35.3	9%	Change in billing causing all matters to be billed as Wind Down expense. Combined matters lower than forecast as a result of little activity on the settlement matter.
8	Trust Counsel (MWE) (Recall Matters)	0.0	750.0	(750.0)	0%	Change in billing causing all matters to be billed as Wind Down expense. Combined matters lower than forecast as a result of little activity on the settlement matter.
9	Monitoring Fees	203.0	204.0	(1.0)	(0%)
10	Acctg & Tax Advisors	61.4	80.0	(18.6)	(23%)	Lower than forecast investment management fees and fees for tax preparation.
11	US Trustee Fees	33.8	13.0	20.8	160%	Total payments from the Trust during the quarter exeeded the calculated forecast.
12	Insurance Expense - Wind Down	62.1	57.0	5.1	9%

13	Total Other Costs	$1,136.7	$1,851.7	$(715.0)	(39%)

14	Contingency	0.0	500.0	(500.0)	0%

15	Total GUC Trust Expenses	$1,187.1	$2,406.7	($1,219.6)	(51%)

(1)	Reflective of expenses incurred and accrued for work performed during the 3 months ended December 31, 2019. Excludes any true-up from reversal of prior quarter accruals.
(2)	Per 8-K filed December 1, 2018